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                                     EXHIBIT 23.2

                            Independent Auditors' Consent


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                            INDEPENDENT AUDITORS' CONSENT


The Board of Directors
CNET, Inc.:

We consent to the incorporation by reference in this Registration Statement of CNET, Inc. on Form S-8 of our report dated January 21, 1997, appearing in the annual report on Form 10-KSB for the fiscal year ended December 31, 1996.



                                       KPMG PEAT MARWICK

San Francisco, California
August 26, 1997